                                                                 Exhibit 10.8.1

[*] IMPORTANT NOTE: Certain material, indicated by an asterisk ("*"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                      FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated effective as of July 28, 1999 (the "Amendment Date") unless otherwise expressly stated herein, is by and among NET-TEL CORPORATION (the "Borrower"), a Florida corporation, NET-TEL COMMUNICATIONS, INC. ("Holdings"), a Delaware corporation, each of the undersigned Lenders (as hereinafter defined) and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

      A. Pursuant to that certain Credit Agreement dated as of July 28, 1999 (as the same may be amended, modified, renewed, extended, restated or supplemented from time to time, the "Credit Agreement") by and among the Borrower, each of the lending entities which is a party thereto or which may from time to time become a party thereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), and the Administrative Agent, the Lenders agreed to provide, with the assistance of the Administrative Agent, (i) a $120,000,000 advancing term loan facility to finance a portion of the Borrower's costs to purchase Nortel Networks Goods and Services (as defined in the Credit Agreement) and to finance certain Eligible Third-Party Expenses (as defined in the Credit Agreement), (ii) a $10,000,000 term loan facility to finance certain of the Borrower's working capital needs and for general corporate purposes, and (iii) a $10,000,000 revolving loan facility to finance certain of the Borrower's working capital needs and for general corporate purposes and in the ordinary course of business.

      B. The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement upon the terms and conditions contained herein.

                                   AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Terms Defined. Unless otherwise defined or stated in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1
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      2. Amendments.

      (a) Effective as of February 21, 2000, the term "Maximum Financed Amount of Eligible Third-Party Expenses" and the definition thereof set forth in
Section 1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

            "Maximum Financed Amount of Eligible Third-Party Expenses" means, as of any date of determination, the lesser of (a) an amount equal to the aggregate amount of Eligible Third-Party Expenses or (b) *% of the sum of (without duplication) (i) the aggregate amount paid by the Borrower to Nortel Networks and/or Nortel Networks Corporation to purchase Nortel Networks Goods and Services for the Network plus (ii)*.

      (b) Subclause (g)(iv) of the definition of the term "Permitted Liens" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (iv) the Debt secured by all such Liens, when aggregated with the Debt secured by all purchase-money Liens at any time outstanding (whenever incurred or created) and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Closing Date or at any other time, shall not exceed (A) $* at any time outstanding in the aggregate prior to March 27, 2000, and (B) $* at any time outstanding in the aggregate on and after March 27, 2000.

      (c) Section 2.7 of the Credit Agreement is hereby amended by adding the following Section 2.7(g), which Section shall read in its entirety as follows:

          (g) Maximum Financed Amount of Eligible Third-Party Expenses. *

      (d) Section 2.11(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          (a) Subject to Section 13.12, the Borrower shall, commencing on *, and for all periods thereafter, pay to the Administrative Agent for the account of each applicable Lender a commitment fee on the daily average unused or unfunded amount of each of such Lender's Term Loans A Commitments and Revolving Loans Commitments (as the same may be terminated or reduced pursuant to Section 2.13), for the period from and including the date upon which such Lender (or the date its predecessor in interest with respect to such Commitments assigned to such Lender as to which a commitment fee has not previously been paid during the applicable period) became a party hereto to but excluding the Term Loans A Commitment Termination Date or the Revolving Loans Commitment Termination Date, as the case may be, at the rate of * percent (*%) per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Date and on the Term Loans A Commitment Termination Date or the Revolving Loans Commitment Termination Date, as the case may be.

* Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 2
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      (e) Section 8.1(b) of the Credit Agreement is hereby amended and restated
to read in its entirety as follows:

            (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, beginning with the fiscal quarter ending June 30, 1999 unless otherwise expressly stated herein, either (i) a copy of the Form 10-Q (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal quarter then ended, together with consolidating schedules for each of Holdings and its Subsidiaries (including, without limitation, the Borrower) with respect to each of the financial statements contained therein, or (ii) a copy of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows and, commencing with the fiscal quarter of the Borrower ending December 31, 1999, quarterly operating budgets for the period commencing on the first day and ending on the last day of such quarter, together with unaudited consolidating schedules for the Borrower and its Subsidiaries with respect to each of such financial statements and quarterly operating budgets, in each case, commencing with the fiscal quarter of the Borrower ending December 31, 1999, setting forth in comparative form the information or figures and quarterly operating budget figures, respectively, for the corresponding period of the preceding fiscal year, and certified by an appropriate Responsible Officer of the Borrower as fairly presenting, in accordance with GAAP, the financial position and the results of operations of the Borrower and its Subsidiaries (except for year-end adjustments and the absence of financial statement footnotes required by GAAP);

      (f) Section 8.1(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (c) Compliance Certificate. Commencing with the fiscal quarter of the Borrower ending *, concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a Compliance Certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit D hereto, appropriately completed, stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

      (g) Section 8.1(h) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (h) Insurance. Commencing with the fiscal year of the Borrower ending December 31, 2000, within 60 days prior to the end of each fiscal year of the Borrower, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Borrower and its Subsidiaries as of the date of such report and all material

* Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.

FIRST AMENDMENT TO CREDIT AGREEMENT - Page 3 insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

      (h) Section 8.1(j) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (j) Business Plan, etc. Commencing with the fiscal year of the Borrower ending December 31, 2000, not later than 15 days prior to the end of each fiscal year, an update of the Business Plan for the immediately succeeding fiscal year in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Initial Funding Date, which update shall reflect the corresponding information for the prior year; and, promptly upon the Borrower's preparation thereof, any proposed amendment, modification or supplement to the Business Plan;

      (i) Section 8.1(p) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (p) Accounts Receivable and Payable. Commencing with the fiscal quarter of the Borrower ending December 31, 1999, as soon as available and in any event within (i) 60 days after the end of the fiscal quarter of the Borrower ending December 31, 1999 and (ii) 45 days after the end of each fiscal quarter thereafter, an aged trial balance of all then-existing Receivables and all then existing accounts payable of the Borrower and its Subsidiaries;

      (j) Section 8.1(r) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (r) Quarterly Report as to Key Business Statistics. Commencing with the fiscal quarter of the Borrower ending December 31, 1999, as soon as available and in any event within (i) 60 days after the end of the fiscal quarter of the Borrower ending December 31, 1999 and (ii) 45 days after the end of each fiscal quarter thereafter, reports as to key business and operational statistics of the Borrower and its Subsidiaries, including, without limitation, reports as to the number of customers, number of Sales Representatives and such related information as the Administrative Agent may reasonably request from time to time;

      (k) Section 8.1(s) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (s) Borrowing Base Reports and Agings. Commencing with the fiscal quarter of the Borrower ending December 31, 1999, as soon as available and in any event within (i) 60 days after the end of the fiscal quarter of the Borrower ending December 31, 1999 and (ii) 15 days after the end of each fiscal quarter thereafter, and, in any event concurrently with the making of each Revolving Loan hereunder and from time to time upon the request of the Administrative Agent after the occurrence of a Default, (i) a Borrowing Base Report duly completed and (ii) an aged


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 4
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      trial balance of all then-existing Receivables and all then existing accounts payable of the Borrower and its Subsidiaries; and

      (l) Section 8.17 of the Credit Agreement is hereby amended to change the date "September 30, 1999" contained therein to the date "March 27, 2000".

      (m) A new Section 13.24 is hereby added to the Credit Agreement, which
Section 13.24 shall read in its entirety as follows:

            Section 13.24 Miscellaneous Matters. Notwithstanding anything to the contrary contained in this Agreement:

                  (a) the Loan Documents required to be executed by the
            Borrower's Subsidiary corporation organized under the laws of the State of Virginia shall not be required to be executed or delivered by such corporation until on or before March 27, 2000, and the Borrower shall not be required to pledge to the Administrative Agent the shares of Capital Stock of such corporation until on or before March 27, 2000;

                  (b) the Borrower shall not be required to deliver to the
            Administrative Agent a landlord subordination or waiver (as required in accordance with Section 5.4) with respect to the Borrower's Washington, D.C. switch location until on or before March 27, 2000; and

                  (c) the Borrower shall not be obligated to deliver to the
            Administrative Agent an endorsement to the issuance policies (required to be maintained under the Credit Agreement) naming the Administrative Agent as additional insured and loss payee until on or before March 27, 2000.

      (n) Exhibit C to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in First Amendment Exhibit A to this Amendment.

      (o) Schedule 10.8 of the Credit Agreement is hereby amended to delete the minimum Gross Revenues requirements for the calendar quarters (and only for the calendar quarters) ended September 30, 1999 and December 31, 1999.


      (p) Schedule 10.9 of the Credit Agreement is hereby amended to delete the minimum EBITDA requirements for the calendar quarters (and only for the calendar quarters) ended September 30, 1999 and December 31, 1999.

      (q) Schedule 10.12 of the Credit Agreement is hereby amended to delete the minimum requirement for Average Monthly Gross Revenues Per Sales Representatives for the calendar quarters (and only for the calendar quarters) ended September 30, 1999 and December 31, 1999.

            3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 5 be satisfied on or before February 29, 2000 (unless any one or more of such conditions precedent are waived in writing by the Administrative Agent):

            (a) The Administrative Agent shall have received all of the following, each dated (where applicable and unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative
Agent:

                  (i) Amendment Documents. This Amendment as executed by the parties hereto and an Amended and Restated Administrative Agent's Letter, in form and substance satisfactory to the Administrative Agent, executed by the Borrower and Nortel Networks (collectively, the "Amendment Documents");

                  (ii) Resolutions. Resolutions of the Board of Directors of the Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents to which it is or is to be a party;

                  (iii) Insurance. A report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Borrower and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the fiscal year of the Borrower ending December 31, 2000;

                  (iv) Business Plan, etc. An update of the Business Plan for the fiscal year of the Borrower ending December 31, 2000 in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Initial Funding Date, which update shall reflect the corresponding information for the prior year; and, promptly upon the Borrower's preparation thereof, any proposed amendment, modification or supplement to the Business Plan;

                  (v) Fees, Costs and Expenses. If so requested by the Administrative Agent, all fees, costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Administrative Agent and each of the Lenders incident to this Amendment or required to be paid in accordance with Section 13.1 of the Credit Agreement, to the extent incurred and submitted to the Borrower, shall have been paid in full by the Borrower;

            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except if and to the extent that such representations and warranties are or were expressly made only as of another specific date); and

            (c) No Event of Default shall have occurred and be continuing (immediately after giving effect to this Amendment).


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 6
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Upon the satisfaction of all conditions precedent set forth in this Paragraph 3 and upon request of confirmation of such satisfaction made by the Borrower to the Administrative Agent, the Administrative Agent shall confirm such satisfaction in writing to the Borrower.

      4. Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.

      5. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      6. No Oral Agreements. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWER OR ANY OTHER LOAN PARTY AND (B) THE ADMINISTRATIVE AGENT AND/OR ANY LENDER.

      7. Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of the Credit Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Administrative Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Administrative Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the Loan Documents or otherwise.

      8. Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon such representations and warranties.

      9. Ratification of Obligations under the Loan Documents. Each of the undersigned Loan Parties acknowledges and consents to the terms of this Amendment and agrees that all of its indebtedness, liabilities and obligations under the Loan Documents to which it is a party continue in full force and effect notwithstanding the execution and delivery of this Amendment or the consummation of the transactions contemplated hereby. There are no defenses, offsets or counterclaims to the performance by any of the undersigned Loan Parties of their respective indebtedness, liabilities and obligations under the Loan Documents.


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 7

      10. Reference to Credit Agreement. This Amendment shall constitute a Loan Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

      11. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      12. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns; provided, however, that neither the Borrower nor any of the other Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

      13. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      14. Certain Resolutions. The Borrower shall, on or before March 3, 2000, deliver, or cause to be delivered, to the Administrative Agent resolutions of the Board of Directors of each of the Loan Parties, other than the Borrower, certified by the Secretary or an Assistant Secretary of such Loan Party which authorized the execution, delivery and performance by such Loan Party of this Amendment and the other Amendment Documents to which such Loan Party is or is to be a party.


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 8

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

                                          BORROWER:

                                          NET-TEL CORPORATION


                                          By:    /s/ Craig Bandes
                                                 ____________________________
                                          Name:  Craig Bandes
                                                 ____________________________
                                          Title: Senior Vice President,
                                                 Corporate Development



                                          HOLDINGS:

                                          NET-TEL COMMUNICATIONS, INC.


                                          By:    /s/ Craig Bandes
                                                 ____________________________
                                          Name:  Craig Bandes
                                                 ____________________________
                                          Title: Senior Vice President,
                                                 Corporate Development



FIRST AMENDMENT TO CREDIT AGREEMENT - Page 9

                                          ADMINISTRATIVE AGENT:

                                          NORTEL NETWORKS INC.,
                                          as Administrative Agent


                                          By:    /s/ Mitchell Stone
                                                 ____________________________
                                          Name:  Mitchell Stone
                                                 ____________________________
                                          Title: Director
                                                 ____________________________


                                          LENDERS:

                                          NORTEL NETWORKS INC.


                                          By:    /s/ Mitchell Stone
                                                 ____________________________
                                          Name:  Mitchell Stone
                                                 ____________________________
                                          Title: Director
                                                 ____________________________


                                          ALLIED CAPITAL CORPORATION


                                          By:    /s/ Thomas Aiken
                                                 ____________________________
                                          Name:  Thomas Aiken
                                                 ____________________________
                                          Title: Associate
                                                 ____________________________


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 10